Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

(13) Income Taxes

A reconciliation of income taxes computed using the 21% U.S. federal statutory rate to the amount reflected in the accompanying consolidated statements of operations for the years ended December 31, 2018 and 2017 is as follows (in thousands):

	2018	2017
Income tax benefit (expense) at federal statutory rate	$2,328	$(2,535)
Non-deductible expenses	17	5
Impact of change in statutory rate	—	(345)
Change in valuation allowance	(2,311)	28,384
Section 382 limitation	—	(25,509)
Other	(35)	—

Provision for income taxes	$—	$—

The Company accounts for income taxes whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose basis are different for financial reporting and income tax purposes. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2018 and 2017 are as follows (in thousands):

	2018	2017
Federal net operating loss carryforward	$10,876	$9,075
Accrued interest to related parties, not deductible until paid	335	60
Accrued expenses	—	19
Basis of intangible assets	221	266
Valuation allowance	(3,950)	(1,639)

Total deferred tax assets	7,481	7,781

Basis of property, plant and equipment	7,447	7,741
Prepaid expenses	34	40

Total deferred tax liabilities	7,481	7,781

Net deferred taxes	$—	$—

In December 2017, the U.S. congress passed the Tax Cuts and Jobs Act of 2017 (the “TCJA”). This legislation makes significant changes in U.S. tax law including a reduction in the corporate rates, changes to net operating loss carryforwards and carrybacks, and a repeal of the corporate alternative minimum tax. The legislation reduced the U.S. corporate tax rate from 35% to 21%.

At December 31, 2018, the Company has net operating loss carryforwards of approximately $51.8 million which may be used to offset future taxable income. The net operating loss carryforwards include $42.3 million of losses arising prior to December 31, 2017 that expire in 2028 through 2033. Those arising in tax years after 2017 can be carried forward indefinitely. Since the Company has not yet generated significant taxable income, a valuation allowance has been established to fully reserve the Company’s net deferred tax assets at December 31, 2018. A change in ownership eliminated substantially all net operating loss carryforwards of an acquired subsidiary at February 28, 2017. The elimination of those loss carryforwards is shown above as a section 382 limitation.

The Company recognizes the tax benefit or obligation from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based not only on the technical merits of the tax position based on tax law, but also past administrative practices and precedents of the taxing authority. The tax benefits or obligations are recognized in our financial statements if there is a greater than 50% likelihood of the tax benefit or obligation being realized upon ultimate resolution. As of December 31, 2018 and 2017, the Company had no uncertain tax positions that required recognition.

As of December 31, 2018, the Company’s tax returns for years 2014 to 2018 remain subject to examination for both federal and state filings.